                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Allegheny Bancshares, Inc. (the "Company") on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
A. Loving, Jr., Chief Executive Officer of the Company and I, L. Kirk Billingsley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ William A. Loving, Jr.
                                        ----------------------------------------
                                        William A. Loving, Jr.
                                        Chief Executive Officer

                                        March 13, 2009


                                        /s/ L. Kirk Billingsley
                                        ----------------------------------------
                                        L. Kirk Billingsley
                                        Chief Financial Officer

                                        March 13, 2009